UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

STRYVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38785	87-1760117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5801 Tennyson Parkway, Suite 275 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(972) 987-5130

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SNAX	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SNAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named Andina Acquisition Corp. III, after giving effect to the Business Combination (as defined below) and as renamed Stryve Foods, Inc.

On July 20, 2021 (the “Closing Date”), Andina Acquisition Corp. III (“Andina”), completed the previously announced business combination (the “Business Combination”) pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”) by and among Andina, Andina Holdings LLC, a Delaware limited liability company (“Holdings”) and a wholly-owned subsidiary of Andina, B. Luke Weil, in the capacity from and after the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) as the representative for the shareholders of Andina (other than the Seller) (the “Purchaser Representative”), Stryve Foods, LLC, a Texas limited liability company (“Stryve”), Stryve Foods Holdings, LLC, a Texas limited liability company (the “Seller”), and R. Alex Hawkins, in the capacity from and after the Closing as the representative for the members of the Seller (the “Seller Representative”).

As contemplated by the Business Combination Agreement and described in the section titled “Proposal No. 2 — The Business Combination Proposal” beginning on page 82 of the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”), filed by Andina on June 28, 2021 with the Securities and Exchange Commission (the “SEC”), on or before the Closing Date, the following occurred: (i) the Seller and Stryve conducted a reorganization via a merger pursuant to which the Seller became a holding company for Stryve, the former owners of Stryve became the owners of the Seller, and the former holders of convertible notes of Stryve became holders of convertible notes of the Seller, and pursuant to which Stryve retained all of its subsidiaries, business, assets and liabilities, and became a wholly-owned subsidiary of the Seller, (ii) Andina was transferred by way of continuation out of the Cayman Islands and domesticated as a corporation in the State of Delaware, (iii) the Seller contributed to Holdings all of the issued and outstanding equity interests of Stryve in exchange for 11,502,355 newly issued non-voting Class B membership interests of Holdings (the “Seller Consideration Units”) and voting (but non-economic) Class V Common Stock of the Company (subject to a post-Closing working capital true-up), (iv) Andina contributed all of its cash and cash equivalents to Holdings, approximately $37.9 million, after the payment of approximately $7.8 million to Andina shareholders that elected to have their Andina shares redeemed in connection with the Closing (the “Redemption”) and the payment of approximately $10.4 million of Andina’s expenses and other liabilities due at the Closing, in exchange for newly issued voting Class A membership interests of Holdings and (v) Andina changed its name to “Stryve Foods, Inc.” The Seller Consideration Units provide the holder with economic rights, but not voting rights, with respect to Holdings and the Class V Common Stock of the Company provide the holder with voting rights, but not economic rights, with respect to the Company. See the section in the Proxy Statement/Prospectus entitled “Description of Securities - Capital Stock of the Company after the Business Combination” beginning on page 213 for additional information.

As a result of the Business Combination, the Company is organized in an “Up-C” structure, in which substantially all of the assets of the combined company are held by Holdings, and the Company’s only assets are its equity interests in Holdings.

The Business Combination included a concurrent private placement of $53.4 million, including subscriptions for $42.5 million of Class A common stock, payable in cash, in the Closing PIPE Investment and subscriptions for $10.9 million of Class A Common Stock, satisfied by the offset of principal and accrued interest under outstanding Bridge Notes issued by Stryve pursuant to the Bridge PIPE Investment, as part of the Business Combination.

As of the open of trading on July 21, 2021, the Class A Common Stock and Warrants of Stryve Foods, Inc., formerly those of Andina, began trading on The Nasdaq Capital Market (“Nasdaq”) as “SNAX” and “SNAXW,” respectively.

Immediately following the Business Combination, the Company’s ownership was as follows:

●	Andina’s former public and private shareholders own approximately 16.6% of the Company’s outstanding common stock, all of which is Class A Common Stock;

●	The PIPE Investors own approximately 27.3% of the Company’s outstanding common stock, all of which is Class A Common Stock;

●	The Seller owns approximately 56.1% of the Company’s outstanding common stock, all of which is Class V Common Stock.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement/Prospectus. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

Lock-Up Agreement

Simultaneously with the execution of the Business Combination Agreement, the Seller entered into a Lock-Up Agreement with the Company and the Purchaser Representative (the “Lock-Up Agreement”) with respect to the Seller Consideration Units and shares of Class V Common Stock received by Seller, which became effective on the Closing Date. The material terms of the Lock-Up Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 104 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Lock-Up Agreement.” Such description is qualified in its entirety by the full text of the Lock-Up Agreement, which is included as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Simultaneously with the execution of the Business Combination Agreement, the Seller entered into a Registration Rights Agreement with the Company (the “Registration Rights Agreement”), which became effective on the Closing Date. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 105 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Registration Rights Agreement.” Such description is qualified in its entirety by the full text of the Registration Rights Agreement, which is included as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Non-Competition Agreements

Simultaneously with the execution of the Business Combination Agreement, the Seller and certain members of the Seller each entered into non-competition and non-solicitation agreements (each, a “Non-Competition Agreement”), which became effective on the Closing Date. The material terms of the Non-Competition Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 105 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Non-Competition Agreements.” Such description is qualified in its entirety by the full text of the form of Non-Competition Agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

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Insider Forfeiture Agreement

Simultaneously with the execution of the Business Combination Agreement, B. Luke Weil and certain other shareholders (collectively with B. Luke Weil, the “Insiders”), who received any of the 2,700,000 Andina Ordinary Shares issued to B. Luke Weil as “Insider Shares” prior to the Company’s initial public offering (the “Insider Shares”) each entered into a letter agreement with the Company and the Seller (the “Insider Forfeiture Agreement”), which became effective on the Closing Date. The material terms of the Insider Forfeiture Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 106 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Insider Forfeiture Agreements.” Such description is qualified in its entirety by the full text of the form of Insider Forfeiture Agreement, which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Tax Receivables Agreement

On July 20, 2021, the Company, Holdings, Seller and the TRA Holder Representative entered into a tax receivable agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 107 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Tax Receivable Agreement.” Such description is qualified in its entirety by the full text of the Tax Receivable Agreement, which is included as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended Holdings Operating Agreement

On July 20, 2021, the operating agreement of Holdings was amended and restated in its entirety to become the Amended Holdings Operating Agreement. The material terms of the Amended Holdings Operating Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 109 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Amended Holdings Operating Agreement.” Such description is qualified in its entirety by the full text of the Amended Holdings Operating Agreement, which is included as Exhibit 10.12 to this Current Report on Form 8-K and is incorporated herein by reference.

Exchange Agreement

On July 20, 2021, the Company, Holdings and Seller entered into the Exchange Agreement. The material terms of the Exchange Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 110 titled “Proposal No. 2 — The Business Combination Proposal — Related Agreements — Exchange Agreement.” Such description is qualified in its entirety by the full text of the Exchange Agreement, which is included as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On July 19, 2021, the Business Combination was approved by the shareholders of Andina at the Special Meeting. The Business Combination was completed on July 20, 2021.

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Consideration to Andina’s Shareholders in the Business Combination

In connection with the Business Combination, holders of 756,896 Ordinary Shares of Andina exercised their right to redeem those shares for cash at an approximate price of $10.24 per share, for an aggregate of approximately $7.8 million, which was paid to such holders on the Closing Date. Upon completion of the Business Combination, all Ordinary Shares of Andina less Ordinary Shares redeemed converted, including Ordinary Shares held by Insiders, into shares of Class A Common Stock at the closing of the Business Combination.

Consideration Payable to the Seller in the Business Combination

The consideration paid to the Seller in connection with the Business Combination consisted of 11,502,355 shares of Class V Common Stock (with Holdings issuing Seller an equal number of Holdings Class B Units), which amount was determined based on an estimated closing statement prepared by Seller using Seller’s estimate of its closing indebtedness, net working capital and transaction expenses, which statement included certain adjustments, corrections and methodologies agreed to by the parties relating to the determination of the target net working capital amount, the estimated net working capital amount and other relevant components and which is subject to a post-Closing true-up following the finalization of the final closing statement.

The Class V Common Stock (and related Holdings Class B Units) are subject to a post-Closing working capital true-up. 115,023 shares of Class V Stock (and an equal number of Holdings Class B Units) were deposited into a segregated escrow account with Continental Stock Transfer & Trust Company to serve as payment for any purchase price adjustment in favor of Andina.

The material terms and conditions of the Business Combination Agreement are described in the section entitled “Proposal No. 2 — The Business Combination Proposal” beginning on page 82 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Company Securities Outstanding Following the Business Combination

On the Closing Date, all of Andina’s outstanding units separated into their component parts of one share of Class A Common Stock and one Warrant. Immediately after the Business Combination, there were 9,017,322 shares of Class A Common Stock, Warrants to purchase 10,997,500 shares of Class A Common Stock and 11,502,355 shares of Class V Common Stock exchangeable for an equal number of shares of Class A Common Stock issued and outstanding.

FORM 10 INFORMATION

Forward-Looking Statements

Some of the information contained in this Current Report on Form 8-K, or incorporated herein by reference, contains forward-looking statements. When contained in this Current Report on Form 8-K, and incorporated herein by reference, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

●	Expectations regarding (and the Company’s ability to meet expectations regarding) Company’s strategies and future financial performance, including Company’s future business plans or objectives, anticipated demand and acceptance of its products, pricing, marketing plans, manufacturing, production and supply capabilities, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and Company’s ability to invest in growth initiatives;

●	The Company has a history of losses and may be unable to achieve or sustain profitability;

●	The Company may not be able to compete successfully in the highly competitive snacking and nutritional snacking industry;

●	The Company’s brand and reputation may be diminished due to real or perceived quality or health issues with its products, including meat, which could materially and adversely affect its business, financial condition and results of operations;

●	Most of the Company’s products are manufactured in its single facility in Oklahoma and any damage to or disruption at this facility would materially and adversely affect its business, financial condition and results of operations;

●	The loss of the Company’s USDA grant of approval from its Oklahoma facility would materially adversely impact its business, results of operations and financial condition;

●	The outcome of any legal proceedings that may be instituted against the Company and others as a result of the Business Combination;

●	The ability to recognize the anticipated benefits of the Business Combination;

●	Limited liquidity and trading of the Company’s securities;

●	Geopolitical risk and changes in applicable laws or regulations;

●	Operational risk;

●	The possibility that the COVID-19 pandemic, or another major disease, disrupts the Company’s business;

●	Litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources;

●	The possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

●	Other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those set forth under the section entitled “Risk Factors.”

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Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Business

The information set forth in the section entitled “Information about Stryve” beginning on page 168 of the Proxy Statement/Prospectus is incorporated herein by reference.

Risk Factors

The information set forth in the section entitled “Risk Factors” beginning on page 29 of the Proxy Statement/Prospectus is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical consolidated financial information of Stryve as of March 31, 2021, December 31, 2020 and 2019 and for the three months ended March 31, 2021 and the years ended December 31, 2020 and December 31, 2019 are included in the Proxy Statement/Prospectus in the section titled “Selected Historical Financial Information of Stryve” beginning on page 19 and is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company and Stryve as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Stryve prior to the Business Combination is included in the Proxy Statement/Prospectus in the section titled “Stryve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 178, which is incorporated herein by reference.

Property

The information set forth in the section entitled “Information about Stryve — Property” on page 177 of the Proxy Statement/Prospectus is incorporated herein by reference.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company as of the Closing Date by:

●	each person known to be the beneficial owner of more than 5% of the shares of the Company’s common stock;

●	each of the Company’s named executive officers and directors; and

●	all current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The information below is based on an aggregate of 9,017,322 shares of Class A Common Stock and 11,502,355 shares of Class V Common Stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Shares of Class A Common Stock	Holdings Class B/V Units(2)	% of Total Voting Power(3)
Directors and Named Executive Officers:
Joe Oblas	-	601,841	2.9%
Jaxie Alt	-	121,078	*
R. Alex Hawkins	-	121,718	*
Ted Casey(5)	229,607	1,491,314	8.4%
Kevin Vivian	-	87,181	*
B. Luke Weil(7)	956,353	-	4.6%
Mauricio Orellana(8)	90,798	-	*
Robert “Bo” D. Ramsey III	-	-	*
All Directors and Executive Officers as a Group (eight persons):	1,276,758	2,423,132	18.0%

Greater than Five Percent Holders:
Stryve Foods Holdings, LLC(4)	-	11,502,355	56.1%
Ted Casey(5)	229,607	1,491,314	8.4%
Meaningful Protein, LLC(6)	-	1,467,142	7.1%

* less than one percent.

(1)	Unless otherwise noted, the principal business address of all the individuals listed under “Directors and Named Executive Officers” in the table above is 5801 Tennyson Pkwy Suite 275, Plano, TX 75024.

(2)	Holders of Class A Common Stock are entitled to one vote for each share of Class A Common Stock held by them. Seller owns Holdings Class B Units and shares of Class V Common Stock. Subject to the terms of the Exchange Agreement, a set of one Holdings Class B Unit and one share of Class V Common Stock is exchangeable for one share of Class A Common Stock after the expiration of the lock-up period set forth in the Lock-Up Agreement applicable to such securities. All shares of Class V Common Stock are owned directly by Stryve Foods Holdings, LLC. Unless and until Stryve Foods Holdings, LLC is liquidated, the persons does not directly own shares of Class V Common Stock

(3)	Represents percentage of voting power of the holders of Class A Common Stock and Class V Common Stock of the Company voting together as a single class.

(4)	Stryve Foods Holdings, LLC owns Class B Units and shares of Class V Common Stock. Subject to the terms of the Exchange Agreement, a set of one Holdings Class B Unit and one share of Class V Common Stock is exchangeable for one share of Class A Common Stock after the expiration of the lock-up period set forth in the Lock-Up Agreement applicable to such securities.

(5)	Includes 64,153 shares of Class A Common Stock owned by the TRC GST TRFBO Trinity Jennifer Wommack Casey BTD 09302011 and 64,153 shares of Class A Common Stock owned by TRC GST TRFBO Avery Maryanna Wommack Casey BTD 09302011. Thomas Farrell Casey is the trustee and control person of, with voting and dispositive power over the securities held by, such trusts. Ted Casey disclaims beneficial ownership of the shares of Class A Common Stock owned by the trusts.

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(6)	The 1,467,142 shares of Class V Common Stock are beneficially owned by Meaningful Protein, LLC as a member of Stryve Foods Holdings, LLC. Unless and until Stryve Foods Holdings, LLC is liquidated, Meaningful Protein, LLC does not directly own shares of Class V Common Stock. The address of the principal place of business of Meaningful Protein, LLC is 2041 Rosecrans Ave, Suite 359, El Segundo, CA 90245.

(7)	Includes 72,955 warrants to purchase shares of Class A common stock.

(8)	Includes 4,999 warrants to purchase shares of Class A common stock.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Company Following the Business Combination” beginning on page 192 and is incorporated herein by reference.

The Company’s Board of Directors (the “Board”) was set at seven members, divided into three classes of staggered three-year terms, with the following individuals being elected to serve as directors for the terms set forth below:

●	Kevin Vivian and Robert Ramsey are Class I directors whose terms will expire in 2022;

●	B. Luke Weil and Mauricio Orellana are Class II directors whose terms will expire in 2023; and

●	Joe Oblas, Jaxie Alt and Ted Casey are Class III directors whose terms will expire in 2024.

Mr. Casey was appointed as Chairman of the Board and Mr. Ramsey was appointed as lead independent director. Biographical information for each of these individuals is set forth in the section entitled “Management of the Company Following the Business Combination” beginning on page 192 in the Proxy Statement/Prospectus and is incorporated herein by reference.

The Board appointed Mauricio Orellana, Robert Ramsey Jr. and Kevin Vivian to serve on the Audit Committee, with Mr. Orellana serving as its chair. The Board appointed Robert Ramsey Jr., Kevin Vivian and Luke Weil to serve on the Compensation Committee, with Mr. Vivian serving as its chair. The Board appointed Mauricio Orellana, Robert Ramsey Jr. and Luke Weil to serve on the Nominating and Corporate Governance Committee, with Mr. Ramsey serving as its chair. Information with respect to the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is set forth in the section entitled “Management of the Company Following the Business Combination — Committees of the Company Board” beginning on page 194 of the Proxy Statement/Prospectus and is incorporated herein by reference.

In connection with the completion of the Business Combination, Joe Oblas was appointed to serve as the Company’s Co-Chief Executive Officer, Jaxie Alt was appointed to serve as the Company’s Co-Chief Executive Officer and Chief Marketing Officer, and R. Alex Hawkins was appointed to serve as the Company’s Chief Operating Officer and Chief Financial Officer. Biographical information for these individuals is set forth in the section entitled “Management of the Company Following the Business Combination” beginning on page 192 in the Proxy Statement/Prospectus and is incorporated herein by reference.

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Executive Compensation

Information with respect to the Company’s executive compensation is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation – Stryve Executive Officer Compensation” beginning on page 196 and is incorporated herein by reference.

Director Compensation

The Board will adopt a director compensation policy for its non-employee directors to be in effect in the future. It is anticipated that such policy will include an annual cash retainer for all non-employee directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Certain Relationships and Related Person Transactions

The information set forth in the sections entitled “Certain Relationships and Related Party Transactions — Andina Related Party Transactions” beginning on page 202 and “Certain Relationships and Related Party Transactions — Stryve Related Party Transactions” beginning on page 204 are incorporated herein by reference.

Director Independence

At the closing of the Business Combination, the board of directors of the Company adopted Nasdaq listing standards to assess director independence. The board of directors has determined that each of Kevin Vivian, Robert Ramsey, B. Luke Weil and Mauricio Orellana qualifies as “independent” under the listing requirements of Nasdaq. Robert Ramsey is also an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Legal Proceedings

In Matt Sheriff v. Stryve Foods, LLC (United States District Court – Eastern District of Texas; Case No. 4:20-cv-00301-SDJ filed April 13, 2020), a former employee has asserted that the Company owes in the excess of $1 million in unpaid commissions, unreimbursed expenses, and is disputing the value of their class B profits interest that the Company repurchased upon their resignation from the Company. The Company is disputing the former employee’s claims, believes the claims are without merit, and intends to vigorously defend itself against them. It is management’s opinion in consultation with legal counsel that in the unlikely event of an unfavorable outcome, given the early state of the litigation or discovery, it is not possible to estimate the amount or range of possible outcomes that might result from this matter.  Except as set forth herein, to the knowledge of the Company’s management, there is no material litigation currently pending or contemplated against the Company, any of the Company’s officers or directors in their capacity as such or against any of the Company’s property.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, Andina’s publicly traded units, ordinary shares, rights and warrants were listed on Nasdaq under the symbols “ANDAU”, “ANDA”, “ANDAR” and “ANDAW”, respectively. As of the open of trading on July 21, 2021, the Company’s Class A Common Stock and warrants were listed on Nasdaq under the symbols “SNAX” and “SNAXW,” respectively. Andina’s publicly traded units automatically separated into their component securities upon the closing of the Business Combination, and as a result, no longer trade as a separate security and were delisted from Nasdaq.

As of July 21, 2021, following the completion of the Business Combination, there were 65 holders of record of Class A Common Stock and 14 holders of record of Warrants. However, because many of the shares of Class A Common Stock and the Warrants are held by brokers and other institutions on behalf of stockholders, the Company believes there are substantially more beneficial holders of Class A Common Stock and Warrants than record holders.

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The information set forth in the section entitled “Ticker Symbols and Dividend Information—Andina” on page 28 of the Proxy Statement/Prospectus is incorporated herein by reference.

Market Information and Holders of the Company

As of July 20, 2021, following the completion of the Business Combination, there were 10,997,500 Warrants to purchase an equal number of shares of Class A Common Stock, 9,017,322 shares of Class A Common Stock and 11,502,355 shares of Class V Common Stock, outstanding. The Company has reserved a total of 2,564,960 shares of Class A Common Stock for issuance pursuant to the Stryve Foods, Inc. 2021 Omnibus Incentive Plan.

Description of Registrant’s Securities

Pursuant to the first amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”), there are 610,000,000 shares authorized for issuance, of which 400,000,000 shares are shares of Class A Common Stock, par value $0.0001 per share, 200,000,000 shares are shares of Class V Common Stock, par value $0.0001 per share, and 10,000,000 shares are shares of preferred stock, par value $0.0001 per share.

The information set forth in the section entitled “Description of Securities—Capital Stock of the Company after the Business Combination” beginning on page 213 of the Proxy Statement/Prospectus is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.18 and is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the section entitled “Description of Securities—Capital Stock of the Company after the Business Combination—Limitations on Liability and Indemnification of Officers and Directors” on page 216 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, all of Andina’s outstanding units separated into their component parts of one share of Class A Common Stock and one Warrant to purchase one share of Class A Common Stock and Andina’s units ceased trading on Nasdaq.

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Item 3.02. Unregistered Sales of Equity Securities.

On July 20, 2021, in connection with the completion of the Business Combination and as contemplated by the Business Combination Agreement and the Subscription Agreements, the Company made the following sales of unregistered securities, as further described in the disclosure set forth under the Introductory Note above:

●	4,250,000 shares of Class A Common Stock to the Closing PIPE Investors for aggregate consideration of $42.5 million; and

●	1,357,372 shares of Class A Common Stock to the Bridge Investors for aggregate consideration of $10.9 million (consisting of principal and accrued interest on the Bridge Notes).

Item 3.03. Material Modification to Rights of Security Holder

On the Closing Date, in connection with the completion of the Business Combination, the Company’s certificate of incorporation and Bylaws were amended and restated. Pursuant to the A&R Certificate of Incorporation, there are 610,000,000 shares authorized, of which 400,000,000 shares are shares of Class A Common Stock, par value $0.0001 per share, 200,000,000 shares are shares of Class V Common Stock, par value $0.0001 per share, and 10,000,000 shares are shares of preferred stock, par value $0.0001 per share. Upon effectiveness of the Business Combination, subject to the treatment of certain private units pursuant to the Insider Forfeiture Agreement and the Insider Escrow Agreement, holders of Andina Ordinary Shares, warrants and rights received Class A Common Stock, warrants and rights to receive Class A Common Stock of the Company without needing to take any action. Each holder of a right received one-tenth (1/10) of one share of Class A Common Stock. In addition, before the Closing, each outstanding unit of Andina (each of which consisted of one Ordinary Share, one right to receive one-tenth (1/10) of one Ordinary Share and one warrant to purchase Ordinary Share) was separated into its components of shares, rights and warrants.

The information set forth in the section entitled “Description of Securities” beginning on page 213 of the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the A&R Certificate of Incorporation and Bylaws of the Company does not purport to be complete and is qualified in its entirety by the terms of the A&R Certificate of Incorporation and Bylaws of the Company, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under in the Proxy Statement/Prospectus in the section titled “Proposal No. 2 — The Business Combination Proposal” beginning on page 82 and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

Information with respect to the Company’s directors and executive officers immediately after the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Company Following the Business Combination” beginning on page 192 and is incorporated herein by reference.

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On the Closing Date, the Company’s Board was set at seven members, divided into three classes of staggered three-year terms, with the following individuals being elected to serve as directors for the terms set forth below:

●	Kevin Vivian and Robert Ramsey are Class I directors whose terms will expire in 2022;

●	B. Luke Weil and Mauricio Orellana are Class II directors whose terms will expire in 2023; and

●	Joe Oblas, Jaxie Alt and Ted Casey are Class III directors whose terms will expire in 2024.

Mr. Casey was appointed as Chairman of the Board and Mr. Ramsey was appointed as lead independent director. Biographical information for each of these individuals is set forth in the section entitled “Management of the Company Following the Business Combination” beginning on page 192 in the Proxy Statement/Prospectus and is incorporated herein by reference.

On the Closing Date, Joe Oblas was appointed to serve as the Company’s Co-Chief Executive Officer, Jaxie Alt was appointed to serve as the Company’s Co-Chief Executive Officer and Chief Marketing Officer and R. Alex Hawkins was appointed to serve as the Company’s Chief Operating Officer and Chief Financial Officer. Biographical information for these individuals is set forth in the section entitled “Management of the Company Following the Business Combination” beginning on page 192 in the Proxy Statement/Prospectus and is incorporated herein by reference.

Departure of Directors and Certain Officers

Effective upon the Closing Date, each of Julio A. Torres, Marjorie Hernandez, Mauricio Orellana, Matthew S. N. Kibble, David Schulhof, Walter M. Schenker and Roman Raju resigned as directors and/or officers, as applicable, of the Company, and Ted Casey replaced B. Luke Weil as Chairman of the Board, although Mr. Weil and Mr. Orellana will continue as directors of the Company.

Stryve Foods, Inc. 2021 Omnibus Incentive Plan

The Stryve Foods, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”) was approved by Andina’s shareholders at the Special Meeting on July 19, 2021. The Company has reserved a total of 2,564,960 shares of Class A Common Stock for issuance pursuant to the Incentive Plan.

The information set forth in the section entitled “Proposal No. 11 — The Incentive Plan Proposal” beginning on page 144 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the Incentive Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Plan, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.9.

Compensatory Arrangements for Directors

The Board will adopt a director compensation policy for its non-employee directors to be in effect in the future. It is anticipated that such policy will include an annual cash retainer for all non-employee directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Compensatory Arrangements for Executive Officers

In connection with the Business Combination, the Company entered into new employment agreements with each of the Company’s named executive officers that became effective as of the Business Combination. Information with respect to the Company’s executive compensation following the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation – Stryve Executive Officer Compensation- Agreements with the Company’s Named Executive Officers Following the Business Combination” beginning on page 200 and is incorporated herein by reference. The employment agreements for Joe Oblas, Jaxie Alt and R. Alex Hawkins are attached as Exhibits 10.13, 10.14 and 10.15 hereto, respectively.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Andina ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 2 — The Business Combination Proposal” beginning on page 82 of the Proxy Statement/Prospectus, in the information set forth under “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, each of which is incorporated herein by reference.

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Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired

The financial statements of the Company included in the Company’s annual report on Form 10-K filed on February 18, 2021 and quarterly report on Form 10-Q/A filed in May 25, 2021 are incorporated herein by reference.

The financial statements of Stryve as of March 31, 2021, December 31, 2020 and 2019 and for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019 set forth in Exhibit 99.2 to this Current Report on Form 8-K are incorporated herein by reference.

(b) Pro Forma Financial Information

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020, is incorporated herein by reference.

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(d) Exhibits.

Exhibit No.	Document
2.1†	Business Combination Agreement, dated as of January 28, 2021, by and among Andina Acquisition Corp. III, Andina Holdings LLC, B. Luke Weil in the capacity as the Purchaser Representative, Stryve Foods LLC, Stryve Foods Holdings, LLC and R. Alex Hawkins in the capacity as the Seller Representative. (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021)
3.1	First Amended and Restated Certificate of Incorporation. (Filed herewith)
3.2	Bylaws (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed in July 20, 2021)
4.1	Form of Class A Common Stock Certificate (Filed herewith)
4.2	Specimen Warrant Certificate (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-1 (SEC File No. 333-228530))
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 31, 2019.)
10.1	Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Shareholders (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 31, 2019.)
10.2	Registration Rights Agreement (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 31, 2019.)
10.2.1	First Amendment to Registration Rights Agreement (Filed herewith).
10.3	Form of Registration Rights Agreement, dated as of January 28, 2021, by and among Andina Acquisition Corp, III and the investors named therein. (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021.)
10.4	Lock-Up Agreement, dated as of January 28, 2021, by and among Andina Acquisition Corp. III, B. Luke Weil in the capacity as the Purchaser Representative and Stryve Foods Holdings, LLC (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021.)
10.5	Form of Non-Competition and Non-Solicitation Agreement, dated as of January 28, 2021, by the equity holder of Stryve Foods, LLC party thereto in favor of Andina Acquisition Corp. III, Stryve Foods, LLC and their respective affiliates (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021)
10.6	Form of Insider Forfeiture Agreement, dated as of January 28, 2021, by and among Andina Acquisition Corp. III, Stryve Foods Holdings, LLC and the shareholder of Andina Acquisition Corp. III party thereto (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021)
10.7	Amendment to Share Escrow Agreement, dated as of January 28, 2021, by and among Andina Acquisition Corp. III, Continental Stock Transfer & Trust Company, a New York corporation, as escrow agent, and the shareholders of Andina Acquisition Corp. III party thereto. (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021.)
10.8	Registration Rights Agreement, dated as of January 28, 2021, by and between Andina Acquisition Corp. III and Stryve Foods Holdings, LLC. (Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on January 28, 2021.)

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10.9††	2021 Omnibus Incentive Plan (Filed herewith)
10.10	Exchange Agreement (filed herewith)
10.11	Tax Receivables Agreement (filed herewith)
10.12	Amended Holdings Operating Agreement (filed herewith)
10.13††	Employment Agreement with Joe Oblas. (Incorporated by reference to Exhibit 10.17 included as part of the Registrant’s Form S-4 filed on March 31, 2021.)
10.14††	Employment Agreement with Jaxie Alt. (Incorporated by reference to Exhibit 10.18 included as part of the Registrant’s Form S-4 filed on March 31, 2021.)
10.15††	Employment Agreement with R. Alex Hawkins. (Incorporated by reference to Exhibit 10.19 included as part of the Registrant’s Form S-4 filed on March 31, 2021.)
10.16	Purchase and Sale Agreement between Stryve Foods, LLC and OK Biltong Facility, LLC dated May 26, 2021 (filed herewith)
10.17	Lease Agreement between Stryve Foods, LLC and OK Biltong Facility, LLC dated June 4, 2021 (filed herewith)
10.18	Form of Director and Officer Indemnification Agreement (filed herewith)
10.19	Loan Agreement with Origin Bank dated May 2019 (filed herewith)
10.19.1	$3.5 Million Promissory Note in the favor of Origin Bank dated May 2019 (filed herewith)
10.19.2	Modification Agreement with Origin Bank dated June 30, 2021(filed herewith)
10.20	$2.0 Million Promissory Note in the favor of Origin Bank dated June 23, 2020 (filed herewith)
10.20.1	Security Agreement with Origin Bank dated June 23, 2020 (filed herewith)
10.20.2	Modification Agreement with Origin Bank dated June 30, 2021(filed herewith)
10.21	Loan Agreement with Origin Bank dated August 17, 2018 (filed herewith)
10.21.1	$2.2 Million Promissory Note in the favor of Origin Bank dated August 17, 2018 (filed herewith)
10.21.2	Modification Agreement with Origin Bank dated June 30, 2021(filed herewith)
14	Code of Ethics (filed herewith)
21	List of Subsidiaries (filed herewith)
99.1	Unaudited pro forma condensed combined financial information of the Company and Stryve as of March 31, 2021 and for the three months ended March 31, 2021 and the year ended December 31, 2020.
99.2	Financial statements of Stryve as of March 31, 2021, December 31, 2020 and 2019 and for the three months ended March 31, 2021 and 2020 and the years ended December 31, 2020 and 2019 (Incorporated herein by reference from pages F-28 – F-65 of the Proxy Statement/Prospectus).

†	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

††	Indicates a management contract or compensatory plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021

STRYVE FOODS, INC.

By:	/s/ Joe Oblas
Name:	Joe Oblas
Title:	Co-CEO

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